UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 28, 2007

HD PARTNERS ACQUISITION CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-32890	20-3893077
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2601 Ocean Park Boulevard
Santa Monica, California	90405
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 209-8308

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective December 28, 2007, the Board of Directors of HD Partners Acquisition Corporation (“HDP”) amended HDP’s by-laws to provide that securities of HDP may be represented by certificate, or may be uncertificated.  The American Stock Exchange (“AMEX”) has adopted rules and regulations that, among other things, require all securities listed on AMEX to be eligible for listing and transfer through the Direct Registration System (“DRS”) prior to January 1, 2008.  In order to be eligible for listing and transfer through the DRS, HDP must be authorized to issue securities in uncertificated form. A copy of the by-laws, as amended and restated, is filed herewith as Exhibit 3.2 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.2	First Amended and Restated By-Laws of HD Partners Acquisition Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 28, 2007	HD PARTNERS ACQUISITION CORPORATION

	By:	/s/ Bruce Lederman
Bruce Lederman
Secretary